UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 23, 2017

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K that was filed by FBL Financial Group, Inc. (the “Company”) on March 27, 2017 (the “Original Filing”). Exhibit 3.2 to the Original Filing, the Fifth Restated Bylaws of the Company as amended through March 23, 2017, was formatted incorrectly. The sole purpose of this Amendment is to correct the formatting in Exhibit 3.2 and the identification of the items under which the report is being filed.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2017, Anthony J. Aldridge was named Chief Accounting Officer of FBL Financial Group, Inc. (the “Company”). As Chief Accounting Officer, Mr. Aldridge assumes the role of principal accounting officer from Donald J. Seibel, who remains the Company’s Chief Financial Officer and Treasurer.

Mr. Aldridge, age 54, had previously served as the Company’s Vice President - Accounting since January 2013 and as Accounting Vice President from June 2010 to December 2012. Prior to joining the Company, he served as Vice President of Finance for American Enterprise Group and worked in public accounting for Ernst & Young and McGladrey & Pullen. Mr. Aldridge is a certified public accountant, chartered global management accountant and holds M.A. and B.B.A. degrees in accounting from the University of Iowa. He is also a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2017, the Board of Directors of the Company adopted an amendment (the “Amendment”) to Section 4.11 of the Company’s bylaws, effective as of the same date. The Amendment permits someone other than the Company’s Chief Financial Officer to serve as the Company’s principal and chief accounting officer. Prior to the adoption of the Amendment, the bylaws required the Chief Financial Officer to serve as both the principal and chief finance officer and the principal and chief accounting officer of the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Company’s amended and restated bylaws, which are included as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.2 - Fifth Restated Bylaws of FBL Financial Group, Inc., as amended through March 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2017                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No:    Description
Exhibit 3.2    Fifth Restated Bylaws of FBL Financial Group, Inc., as amended through March 23, 2017